                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-60400, 333-20979, 333-32437, 33-13302,
33-66574, 333-58181, 333-58165, 33-35944, 333-95863 and 333-95855.


                                       Arthur Andersen LLP


Minneapolis, Minnesota,
May 16, 2000